FEDERATED STOCK AND BOND FUND, INC.

SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION DATED JANUARY 31, 2007


Under the section entitled "INVESTMENT RISKS" please add the following risk description immediately following the description for "Leverage Risks":

"EXCHANGE-TRADED FUNDS RISKS
An investment in an exchange-traded fund (ETF) generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objectives, strategies, and policies. The price of an ETF can fluctuate up or down, and the Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs may be subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally."







                                                                   June 15, 2007



37020 (6/07)